UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, WestRock Company (“WestRock”) and KapStone Paper and Packaging Corporation (“KapStone”) entered into a timing agreement on August 6, 2018 (the “Timing Agreement”) with the U.S. Department of Justice (“DOJ”) under which WestRock and KapStone agreed not to consummate the pending acquisition of KapStone by WestRock, through Whiskey Holdco, Inc. (“Holdco”), earlier than 75 days after certification of substantial compliance with the requests for additional information and documentary materials from the DOJ (the “Second Request”) (which 75-day period could be tolled under certain circumstances). WestRock and KapStone certified substantial compliance with the Second Request on August 16, 2018. WestRock subsequently agreed to extend the date before which it will not consummate the pending acquisition from the date previously agreed to in the Timing Agreement to November 15, 2018, unless it has received notice from the DOJ prior to such date that the DOJ has closed its investigation of the pending acquisition. WestRock agreed to the extension in response to the DOJ’s request for additional time to review the documents provided to the DOJ by WestRock and KapStone in response to the Second Request.

KapStone expects to complete the pending acquisition by the end of calendar year 2018. Completion of the pending acquisition remains subject to customary closing conditions. WestRock and KapStone continue working closely and cooperatively with the DOJ as it conducts its review of the pending acquisition.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for historical information, the matters discussed in this Current Report on Form 8-K are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements can often be identified by words such as “may,” “will,” “should,” “would,’ “expect,” “project,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these terms or other similar expressions. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the ability of KapStone and WestRock to receive the required regulatory approvals for the proposed acquisition of KapStone by WestRock (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and to satisfy the other conditions to the closing of the proposed transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the merger agreement; negative effects of the announcement or the consummation of the transaction on the market price of WestRock’s or KapStone’s common stock and/or on their respective businesses, financial conditions, results of operations and financial performance; risks relating to the value of the Holdco shares that may be issued in the transaction, significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of KapStone’s operations with those of WestRock will be greater than expected; the outcome of legally required consultation with employees or other employee representatives; and the ability of KapStone and the combined company to retain and hire key personnel. There can be no assurance that the proposed transaction will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of WestRock and KapStone on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. These forward-looking statements are made only as of the date hereof and the companies assume no obligation to update any forward-looking statement.

Additional Information Regarding the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. This Current Report on Form 8-K is being filed in respect of the proposed merger transaction involving KapStone, WestRock, Holdco, Kola Merger Sub, Inc., a wholly-owned subsidiary of Holdco, and Whiskey Merger Sub, Inc., a wholly-owned subsidiary of Holdco. The proposed transaction was submitted to KapStone’s stockholders for their consideration, and was voted upon and approved at the special meeting of stockholders of KapStone on September 6, 2018. In connection therewith, Holdco has filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which included a proxy statement/prospectus. The Registration Statement was declared effective by the SEC on August 1, 2018. On or about August 2, 2018, KapStone commenced mailing the definitive proxy statement/prospectus to its stockholders of record as of the close of business on July 30, 2018. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the Registration Statement and the definitive proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about each of KapStone, WestRock and Holdco, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WestRock will be available free of charge on WestRock’s website at www.westrock.com or by contacting James Armstrong, WestRock’s Vice President—Investor Relations, at (470) 328-6327. Copies of the documents filed with the SEC by KapStone will be available free of charge on KapStone’s website at www.kapstonepaper.com under the heading “SEC Filings” within the “Investors” section of KapStone’s website or by contacting Kathryn D. Ingraham, KapStone’s Vice President, Secretary and General Counsel, at (847) 239-8800.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2018

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Kathryn D. Ingraham
Name:	Kathryn D. Ingraham
Title:	Vice President, Secretary and General Counsel